UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 3, 2009

                          BEACON FEDERAL BANCORP, INC.
             (Exact name of Registrant as specified in its charter)


    Maryland                          000-52826                  26-0706826
-----------------------------     -------------------       ------------------
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
   of Incorporation)                  File Number)          Identification No.)

               5000 Brittonfield Parkway, East Syracuse, NY 13057
               --------------------------------------------------
                    (Address of principal executive offices)

                                 (315) 433-0111
                                 --------------
               Registrant's telephone number, including area code


                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))




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Item 5.04. Temporary  Suspension of Trading Under Registrant's  Employee Benefit
           Plans

     On December 30, 2008, Beacon Federal Bancorp, Inc. (the "Company") provided notice to all of its directors and executive officers of an upcoming blackout period under the Beacon Federal 401(k) Plan (the "401(k) Plan") in connection with a change of the 401(k) Plan's recordkeeper, and that they are prohibited from acquiring or disposing of the Company's equity securities during the upcoming blackout period. The blackout period began on January 30, 2009, and was originally scheduled to end on or about March 2, 2009. However, the blackout period must be extended until March 23, 2009 because the assets for the 401(k) Plan were transferred at a later date than originally expected and Beacon Federal needs reconciliation items from the prior administrator to reconcile the stock portion of the plan. This Form 8-K is being filed to comply with the SEC requirement that notice of any extension of a blackout period under the 401(k) Plan must be given to directors and executive officers of the Company and also furnished to the SEC as a Current Report on Form 8-K. The notice of extension that was sent to those persons on March 3, 2009 is being filed as Exhibit 99.1 to this Form 8-K and is incorporated by reference to this Item.

Item 9.01  Financial Statements and Exhibits

          (a)  Financial Statements of Businesses Acquired. Not applicable

          (b)  Pro Forma Financial Information. Not Applicable

          (c)  Exhibits.

               Exhibit No.           Description
               -----------           -----------
                99.1                 Notice of  Blackout  Period  Extension
                                     dated March 3, 2009 to Directors and
                                     Executive  Officers of Beacon Federal
                                     Bancorp, Inc.

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



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                     BEACON FEDERAL BANCORP, INC.


Date: March 4, 2009                  By: /s/ Darren T. Crossett
                                         --------------------------
                                         Darren T. Crossett
                                         Senior Vice President and
                                         Chief Operating Officer
                                         (Duly Authorized Representative)

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